SUPPLEMENT TO THE FIDELITY
GLOBAL BALANCED FUND

SEPTEMBER 29, 1998

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "EXPOSURE TO FOREIGN MARKETS " IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.